Exhibit 99.1

 Molina Healthcare, Inc.JP Morgan Healthcare Conference  Joe Zubretsky, President and Chief Executive OfficerJanuary 14, 2021

 Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation and the accompanying oral remarks include forward-looking statements regarding, without limitation, the Company’s strategic position, its projected 2021 premium revenues and future revenue growth prospects, political and judicial developments, the continuing impacts of the COVID-19 pandemic during 2021, Medicaid rates and risk corridor provisions, and our 2021 Marketplace business and membership. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company cannot guarantee that it will actually achieve the plans, outlook, or expectations disclosed in its forward-looking statements and, accordingly, you should not place undue reliance on the Company’s forward-looking statements. Those risks and uncertainties are discussed under Item 1A in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and also in the Company’s quarterly reports and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that the results or events projected or contemplated by its forward-looking statements will in fact occur. All forward-looking statements in this presentation represent management’s judgment as of January 14, 2021, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

 Compelling Strategic Position    4Q20 First Glimpse   2020 Full Year Performance   2021 Initial Outlook  Today’s Agenda

Compelling Strategic Position

Despite pandemic, business remains resilient and strategy unchanged

Operating Metrics	• Focused on managed care fundamentals • Maintain industry leading margin position • Generate significant excess cash flow and capital
Growth Strategy	• Grow premium revenue ~13% and ~25% in 2020 and 2021, respectively • Organic growth opportunities remain compelling • Expert acquisition team, disciplined approach
Business Environment	• Democrats control Congress and The White House • SCOTUS threat diminished • Support for Medicaid expansion and Marketplace subsidies

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 Molina’s Footprint Expanded in 2020   Checked the box on all aspects of our growth strategy initiatives in 2020 despite the global pandemic                                                                                                                                                                                                                                                                                          Executed on meaningful and accretive acquisitions    Retained all of our existing Medicaid contracts    Won new state contract    New state; acquisition    New state; RFP win and acquisition    Existing State; expanded due to acquisitions

 4Q20 First Glimpse & 2020 Full Year Performance

 4Q20 First Glimpse  Normalized performance continues to be strong and in line with previous expectations    Quarter impacted by recently enacted COVID risk sharing corridors, likely to be a net decrease to 4Q earnings of (~$3.50) per share      Strong normalized performance, excluding the net impact of COVID and a one-time item, continues with 4Q projected to be ~$3.00 per share    One-time non-recurring items yield a benefit of ~$1.00 per share

 2020 Full Year Performance  2020 full year normalized earnings; continued strong performance    Normalized performance projected to exceed full year GAAP guidance of $11.20 – $11.70 per share          Net negative impact of COVID (~$2.00) per share    Positive benefit from one-time non-recurring items of ~$1.00 per share

 2021 Initial Outlook

2021 Medicaid Rate Environment

Modest challenges from temporary COVID risk sharing corridors but actuarial soundness preserves outlook for margins

Core Rates	• Known on 85% of revenue • Average increase of ~1.7% • Some states assumed COVID-related utilization suppression • Rates reflect cost trend and are actuarily sound
COVID Risk Sharing Corridors	• Many COVID risk sharing corridors extend into 2021 • COVID risk sharing corridors are expected to be temporary • 2020 corridors enacted retrospectively • 2021 corridors enacted prospectively, providing greater visibility

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   2021 Marketplace Update  Improved outlook in 2021 driven by enhanced operating performance  2020 performance disappointing but confined and correctable    Targeted price increases in 2021    Begin 2021 with over 500,000 members    Revenue growth of over 25%      Target mid-single digit pre-tax margin for 2021

2021 Initial Premium Revenue Outlook

Continued execution of growth strategy leads to 2021 premium revenue of over $23 billion, or ~25% increase over 2020

- ✓ MCC acquisition
- ✓ Kentucky, Passport, and YourCare full year
- ✓ Organic growth in Medicare and Marketplace
- ✓ Benefit carve-ins and carve-outs
- ✓ Resumption of membership redetermination
- ✓ Puerto Rico exit
- ✓ Does not include Affinity

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2021 Outlook

Durable earnings catalysts largely mitigate temporary earnings challenges

Catalysts

- Strong normalized performance in Medicaid and Medicare
- Marketplace margin recovery and growth
- Continued COVID-related utilization suppression
- HIF elimination
- Accretion of MCC

Challenges

- COVID risk sharing corridors
- COVID medical costs
- Resumption of membership redetermination
- Medicare risk adjustment
- Rx carve-outs

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Compelling Strategic Position  Despite pandemic, business remains resilient and strategy unchanged  Growth Strategy   Operating Metrics   Business Environment

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